Exhibit 10.5

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-LKJ-0696R6

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Subject:	[*]

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

All terms used but not defined in this letter agreement (Letter Agreement) have the same meaning as in the Purchase Agreement. Other than as provided in this Letter Agreement all terms and conditions of the Purchase Agreement are hereby ratified and confirmed.

1. [*]

2. Customer understands that Boeing considers certain commercial and financial information contained in this offer as confidential. Customer agrees that it will treat this offer and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this offer or any information contained herein to any other person or entity without the written consent of Boeing.

Please sign and return this offer on or before January 22, 2015.

6-1162-LKJ-0696R6 January 22, 2015 [*]	Page 1

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AGREED AND ACCEPTED this

1/22/2015
Date

THE BOEING COMPANY

/s/ L. Kirsten Jensen

Signature

L. Kirsten Jensen
Printed name

Attorney-in-Fact
Title

FEDERAL EXPRESS CORPORATION

/s/ George Silverman

Signature

George Silverman
Printed name

Vice President Materiel Management
Title

6-1162-LKJ-0696R6 January 22, 2015 [*]	Page 2

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment to Letter Agreement 6-1162-LKJ-0696R6

[ * ]

Note: Boeing acknowledges that as of the date of this Letter Agreement Customer has executed a definitive agreement (Supplemental Agreement No. 5) for four (4) LDS Additional Aircraft.

[ * ]

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.